SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 29, 2004
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                   0-28488                91-1431894
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
 of incorporation or                                      Identification Number)
 organization)




          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000






                        --------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated April 29, 2004, announcing the Company's first quarter 2004 results of operations.

Item 12.  Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 29, 2004, Zones, Inc. issued a press release announcing its first quarter 2004 results of operations. A copy of the press release is filed as
Exhibit 99.1.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ZONES, INC.


Dated:  April 29, 2004               /s/ RONALD P. MCFADDEN

                                     By:    Ronald P. McFadden
                                     Its:   Secretary and Chief Financial
                                            Officer




                                  EXHIBIT INDEX


     EXHIBIT No.      DESCRIPTION
     ----------       -----------

      99.1            Press Release, dated April 29, 2004